UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 7, 2014

FOSTER WHEELER AG

(Exact Name of Registrant as Specified in Its Charter)

Switzerland

(State or Other Jurisdiction of Incorporation)

001-31305	98-0607469
(Commission File Number)	(IRS Employer Identification No.)

Shinfield Park, Reading Berkshire, RG2 9FW, United Kingdom	RG2 9FW
(Address of Principal Executive Offices)	(Zip Code)

44-118-913-1234

(Registrant's Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 2.02 Results of Operations and Financial Condition.

On May 7, 2014, Foster Wheeler AG (the “Company”) issued a press release containing information about the Company's results of operations for the period ended March 31, 2014. A copy of the press release is attached hereto as Exhibit 99.1, which is incorporated into this Item 2.02 by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibit(s)

	99.1	Press release, dated May 7, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOSTER WHEELER AG

DATE: May 7, 2014	By:	/s/ Lisa Wood
Name: Lisa Wood Title: Vice President and Controller

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated May 7, 2014.